UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2016

Columbia Pipeline Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36838	47-1982552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 San Felipe St., Suite 2500

Houston, Texas 77056

(Address of principal executive offices) (Zip Code)

(713) 386-3701

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 17, 2016, Columbia Pipeline Group, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), among the Company, TransCanada PipeLines Limited, a Canadian corporation (“Parent”), TransCanada PipeLine USA Ltd., a Nevada corporation and a wholly owned subsidiary of Parent (“US Parent”), Taurus Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of US Parent (“Merger Sub”), and, solely for purposes of Section 3.02, Section 5.02, Section 5.09 and Article VIII of the Merger Agreement, TransCanada Corporation, a Canadian corporation and the direct parent company of Parent (“Ultimate Parent”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving the Merger as an indirect wholly owned subsidiary of Ultimate Parent.

At the effective time of the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of the Company (each, a “Share”) (other than (i) Shares owned by Ultimate Parent, Parent, US Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Ultimate Parent, Parent or US Parent and Shares owned by the Company, including Shares held in treasury by the Company, and in each case not held on behalf of third parties or held in any “rabbi trust” in connection with any compensation plan or arrangement, and (ii) Shares that are owned by stockholders who have properly demanded appraisal in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) and have not withdrawn such demand) will be cancelled and converted into the right to receive $25.50 per Share in cash, without interest.

The Board of Directors of the Company unanimously approved and declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, determined that the Merger Agreement and such transactions are fair to, and in the best interests of, the Company and its stockholders and resolved to recommend that the Company’s stockholders approve the adoption of the Merger Agreement.

Consummation of the Merger is subject to the satisfaction or waiver of specified closing conditions, including (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of all of the outstanding Shares entitled to vote thereon at a special meeting of stockholders to be held on a date to be announced as promptly as reasonably practicable following the customary clearance process of the U.S. Securities and Exchange Commission (the “SEC”), (ii) the absence of any law, injunction or other order that prohibits the consummation of the Merger, (iii) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iii) review by The Committee on Foreign Investment in the United Stated (“CFIUS”) and (iv) other customary closing conditions, including the accuracy of the other party’s representations and warranties, and the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject in the case of this clause (iv) to certain qualifications as to materiality). The parties to the Merger Agreement have each agreed to use reasonable best efforts to obtain CFIUS clearance and Ultimate Parent has agreed to take all actions necessary to avoid action by a government antitrust entity to commence any suit, action or proceeding or to issue any order, decree or judgment that would delay or prevent consummation of the Merger, including the agreement by Ultimate Parent of its willingness to divest assets or businesses of the Company or Ultimate Parent or their respective subsidiaries; provided, however, that Ultimate Parent and its subsidiaries will not be required in connection with obtaining antitrust approval or the CFIUS clearance to take any action that would reasonably be expected to, individually or in the aggregate, net of any benefits arising out of the taking of such action, have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole, or on the business of Ultimate Parent and its subsidiaries, taken as a whole (assuming for such purpose that Ultimate Parent and its subsidiaries are a group of entities of the same size as the Company and its subsidiaries, taken as a whole). The transaction is expected to be financed through a combination of equity and debt financing and proceeds raised from asset sales and is not subject to a financing condition.

The Merger Agreement includes customary representations warranties of the Company, Ultimate Parent, Parent, US Parent and Merger Sub. Many of the representations made by the Company are subject to and qualified by a Material Adverse Effect standard (as defined in the Merger Agreement). The Company, Ultimate Parent, Parent, US Parent and Merger Sub have also made certain covenants in the Merger Agreement, including covenants by the Company regarding the operation of its business and that of its subsidiaries prior to the effective time of the Merger and a customary non-solicitation covenant prohibiting the Company from soliciting, providing non-public information or entering into discussions or negotiations concerning proposals relating to alternative business combination transactions, except as permitted under the Merger Agreement. The Company will be permitted under the Merger Agreement to pay regular quarterly cash dividends with customary record and payment dates on shares of common stock of the Company of up to $0.13375 per share in the second quarter of 2016, $0.13875 per share in the third quarter of 2016, $0.14375 per share in the fourth quarter of 2016 and $0.14875 per share in the first quarter of 2017. In addition, Columbia Pipeline Partners LP (“CPPL”), a publicly traded partnership of which the Company owns, indirectly, 100% of the general partner interest and 46.5% of the limited partner interests, will be permitted under the Merger Agreement to pay regular quarterly cash distributions with customary record and payment dates on the common units of CPPL of up to $0.18750 per unit in the second quarter of 2016, $0.19750 per unit in the third quarter of 2016, $0.20750 per unit in the fourth quarter of 2016 and $0.21750 per unit in the first quarter of 2017.

The Merger Agreement may be terminated by each of the Company and Parent under certain circumstances, including if the Merger is not consummated by September 17, 2016 (subject to two automatic three-month extensions if the closing condition relating to the expiration or early termination of the waiting period under the HSR Act has not been satisfied by such date). The Merger Agreement provides for certain other termination rights for both the Company and Parent, and further provides that, upon termination of the Merger Agreement under certain specified circumstances, the Company will be required to pay Parent a termination fee of $309 million or reimburse Parent’s out-of-pocket expenses incurred in connection with the transaction up to $40 million (which reimbursement shall reduce on a dollar for dollar basis any termination fee subsequently payable by the Company).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. It is not intended to provide any other factual information about the Company, Ultimate Parent, Parent, US Parent or Merger Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger. The Merger Agreement and this summary should not be relied upon as disclosure about the Company, Ultimate Parent, Parent, US Parent or Merger Sub. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Ultimate Parent, Parent, US Parent or Merger Sub or any of their respective subsidiaries or affiliates. The representations and warranties contained in the Merger Agreement are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the Merger Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this filing may constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995 concerning the Company and the proposed transaction with TransCanada Corporation, TransCanada PipeLines Limited and TransCanada PipeLine USA Ltd. (collectively, “TransCanada”). Forward-looking statements are statements other than historical facts and that frequently use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “should,” “strategy,” “target,” “will” and similar words. All such forward-looking statements speak only as of the date of this filing. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved and such statements are subject to various risks and uncertainties. Therefore, actual outcomes and results could materially differ from what is express, implied or forecasted in such statements and readers are cautioned not to place undue reliance on such statements. The Company’s business may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and are often beyond the Company’s control. These factors include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to termination of the Merger Agreement; the inability to complete the Merger due to the failure to obtain the required Company stockholder approval or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the impact of the announcement of the Merger on relationships with third parties, including commercial counterparties, employees and competitors, and risks associated with the loss and ongoing replacement of key personnel; risks relating to unanticipated costs of integration in connection with the Merger, including operating costs, customer loss or business disruption being greater than expected; changes in general economic conditions; competitive conditions in the Company’s industry; actions taken by third-party operators, processors and transporters; the demand for natural gas storage and transportation services; the Company’s ability to successfully implement its business plan; the Company’s ability to complete internal growth projects on time and on budget; the price and availability of debt and equity financing; the availability and price of natural gas to the consumer compared with the price of alternative and competing fuels; competition from the same and alternative energy sources; energy efficiency and technology trends; operating hazards and other risks incidental to transporting, storing and gathering natural gas; natural disasters, weather-related delays, casualty losses, acts of war and terrorism and other matters beyond the Company’s control; interest rates; labor relations; large customer defaults; changes in the availability and cost of capital; changes in tax status; the effects of existing and future laws and governmental regulations; and the effects of future litigation, including litigation relating to the Merger. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2015 and the Company’s other filings with the SEC, which are available at http://www.sec.gov. All forward-looking statements included in this filing are expressly qualified in their entirety by such cautionary statements. The Company expressly disclaims any obligation to update, amend or clarify any forward-looking statement to reflect events, new information or circumstances occurring after the date of this filing except as required by applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders will be able to obtain, free of charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 14(d) of the Exchange Act will be available free of charge through the Company’s website at

https://www.cpg.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

PARTICIPANTS IN SOLICITATION

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed Merger. Information about the directors and executive officers of the Company can be found in the Information Statement included as an exhibit to the Company’s amended Registration Statement on Form 10, which was filed with the SEC on June 2, 2015. Investors may obtain additional information regarding the interests of such participants in the Merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger when such documents are filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 17, 2016, by and among TransCanada PipeLines Limited, TransCanada PipeLine USA Ltd., Taurus Merger Sub Inc., Columbia Pipeline Group, Inc., and solely for purposes of Section 3.02, Section 5.02, Section 5.09 and Article VIII thereof, TransCanada Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Pipeline Group, Inc.

By:	/s/ Steven B. Nickerson
Steven B. Nickerson
Vice President, Deputy General Counsel and Corporate Secretary

Date: March 18, 2016

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of March 17, 2016, by and among TransCanada PipeLines Limited, TransCanada PipeLine USA Ltd., Taurus Merger Sub Inc., Columbia Pipeline Group, Inc., and solely for purposes of Section 3.02, Section 5.02, Section 5.09 and Article VIII thereof, TransCanada Corporation.